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                                                                   EXHIBIT 10.1


                              CONSULTING AGREEMENT

      THIS AGREEMENT made as of the 15th day of May, 2000.

      BETWEEN:

RTICA Inc., a corporation incorporated under the laws of the Province of Ontario and having its head office at 999 Barton Street, Stoney Creek, L8E 5H4

(hereinafter referred to as the "Corporation")

                                                             OF THE FIRST PART,

                                    -- and --

Warren Arseneau, carrying on business as a Flat Rock Management, a sole proprietorship in the city of Burlington, Ontario.

(hereinafter referred to as the "Consultant")

                                                            OF THE SECOND PART.

      WHEREAS the Corporation carries on a business consisting principally of the development, marketing, and promotion of high performance insulation made from recycled plastics (the "Business");

      AND WHEREAS the Corporation is desirous of retaining the Consultant to provide consulting services in connection with the Business of the Corporation;

      AND WHEREAS the Consultant is desirous of providing such services to the Corporation, on the terms and subject to the conditions herein set out;

      NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements of the parties contained herein and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) it is agreed as follows:

                       ARTICLE ONE -- CONSULTING SERVICES

1.1 RETAINER. The Corporation hereby agrees to retain the Consultant to provide the Corporation with consulting services consisting of managerial services and advising on research and development, engineering, production, distribution, sales and promotion, labor negotiations, contract negotiations, financial services, and such other consulting services as the Corporation and the Consultant may from time to time agree upon, (the "Services") and the Consultant hereby agrees to provide such Services to the Corporation.

1.2 TERM OF AGREEMENT. This Agreement shall remain in full force and effect from the date hereof, to




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      December 31, 2004 subject to earlier termination as hereinafter provided, with the said term being capable of extension by mutual written agreement of the parties hereto.

1.3 PROVISION OF SERVICES. The Services to be provided hereunder to the Corporation by the Consultant shall be provided by the Consultant. The Consultant shall devote the majority of his time to managing the affairs of the Corporation. It is agreed and acknowledged that the Consultant may from time to time provide services to other persons, firms and corporations, provided that the Consultant shall at no time while this agreement remains in force provide ongoing managerial services to any competitor of the Corporation that is not an affiliate (for the purposes of this Agreement "Affiliate" shall mean any person, firm or corporation that is affiliated with the Corporation within the meaning of the BUSINESS CORPORATIONS ACT (Ontario)).

1.4 BOARD POLICY AND INSTRUCTIONS. The Consultant covenants with the Corporation that he will act in accordance with any policy of and carry out all reasonable instructions of the board of directors of the Corporation. The Consultant acknowledges that such policies and instructions may limit, restrict or remove any power or discretion, which might otherwise have been exercised by the Consultant.

1.5 FEES. In consideration for the services rendered by the Consultant hereunder, the Corporation shall pay to the Consultant consulting fees as follows for the term of the Consultant's retainer. These fees shall be based on the Consultant providing 225 days of consulting annually until December 31, 2003. In 2004, the Consultant shall provide services on a daily basis as required by the Corporation for up to 100 days. The Consulting fees shall be paid in advance in on the first day of each month.

      June 1, 2000 to December 31, 2000               $12,500 per month
      January 1, 2001 to December 31, 2001            $13,000 per month
      January 1, 2002 to December 30, 2003            $13,500 per month
      January 1, 2003 to December 30, 2003            $14,000 per month
      January 1, 2004 to December 30, 2004            $1,500 per day

1.6 BONUS. The Corporation will pay the Consultant bonuses as follows:

      Enbridge Milestone                              $25,000
      Private Placement over $2,500,000               $50,000
      Stoney Creek manufacturing break even           $50,000
      Full scale commercial plant operating           $50,000
      Meaningful strategic partner                    $50,000
      Meaningful license agreement                    $50,000
      Second commercial plant                         $50,000
      Sale of company                                 1% of proceeds
      Other incentives at the recommendation of the compensation committee.

1.7 EXPENSES. The Consultant will be reimbursed from time to time for other out of pocket expenses, including travel over 150 km from the Corporation's head office, incurred by the Consultant in connection with providing the Services hereunder and other direct expenses made on behalf of the Corporation. The Consultant shall furnish statements and vouchers to the Corporation for all such expenses.

1.8 STOCK OPTIONS. The Corporation shall provide the Consultant with stock options in the Corporation as follows with an exercise price of market price at the date of issue.

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      December 1, 2000              100,000 options
      January 15, 2001              100,000 options
      January 15, 2002              100,000 options
      January 15, 2003              100,000 options
      January 15, 2004              25,000 options


                            ARTICLE TWO -- COVENANTS

2.1 NO DELEGATION OF SERVICES. The Consultant covenants and agrees with the Corporation that it shall not delegate performance of the Services to anyone other than Warren Arseneau without the prior written consent of the Corporation.

2.2 PROVISION OF AMENITIES. The Corporation shall provide the Consultant with access to the Corporation's facilities.

              ARTICLE THREE -- CONFIDENTIALITY AND NON-COMPETITION

3.1 CONFIDENTIAL INFORMATION. The Consultant covenants and agrees that he shall not disclose to anyone any confidential information with respect to the business or affairs of the Corporation except as may be necessary or desirable to further the business interests of the Corporation. This obligation shall survive the expiry or termination of this Agreement.

3.2 RETURN OF PROPERTY. Upon expiry or termination of this Agreement the Consultant shall return to the Corporation any property, documentation, or confidential information which is the property of the Corporation.

3.3 PROMOTION OF CORPORATION'S INTERESTS. The Consultant shall and will faithfully serve and use his best efforts to promote the interests of the Corporation, shall not use any information he may acquire with respect to the business and affairs of the Corporation or its affiliates for his own purposes or for any purposes other than those of the Corporation or its affiliates.

3.5 CORPORATION ENTITLED TO INJUNCTIVE RELIEF. The Consultant agrees that in the event of a breach or threatened breach by the Consultant of any of the provisions of this Agreement, the Corporation, in addition to and not in limitation of any other rights, remedies or damages available to the Corporation at law or in equity, shall be entitled to an injunction in order to prevent or to restrain any breach by the Consultant, or by any or all of the Consultant's partners, co-venturers, employers, employees, servants, agents, representatives and any and all persons directly or indirectly acting for, on behalf of, or with the Consultant.



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                           ARTICLE FOUR -- TERMINATION

4.1 TERMINATION OF AGREEMENT. The Corporation may terminate this Agreement by giving the Consultant six (6) months written notice or in lieu of such written notice by paying the Consultant a consulting fee equivalent to six
      (6) months of consulting as determined pursuant to Section 1.5 hereof. The Consultant may terminate this Agreement at any time by giving the Corporation six months (6) months' written notice. The obligations of the Consultant under this Agreement, except for the continuing obligations under Article, 3 and 4, shall terminate upon the earlier of the Consultant ceasing to be retained by the Corporation or the termination of this Agreement by the Corporation or the Consultant. Furthermore, should the Corporation terminate this Agreement the Corporation shall pay incentives in paragraph 1.6 for a period of three years following termination.

4.2 CHANGE OF CONTROL OF CORPORATION. The Corporation shall pay the Consultant a one time fee of $750,000 if the Corporation terminates the Consultant's contract is terminated within 24 months of a change in control of the Corporation.

                            ARTICLE FIVE -- CAPACITY

5.1 CAPACITY OF CONSULTANT. It is acknowledged by the parties hereto that the Consultant is being retained by the Corporation in the capacity of independent contractor and not as an employee of the Corporation. The Consultant and the Corporation acknowledge and agree that this Agreement does not create a partnership or joint venture between them.

5.2 DISCLOSURE OF RECORDS. It is a condition of this agreement that Consultant maintain at all times a good and current status in remitting of all Goods and Services Taxes and Income Taxes as and when due. The Company shall have the right to reasonable written verification of same from Consultant from time to time, failure of which shall entitle Company to terminate this agreement upon notice to the Consultant.


                   ARTICLE SIX -- GENERAL CONTRACT PROVISIONS

6.1 NOTICES. All notices, requests, demands or other communications (collectively, "Notices") by the terms hereof required or permitted to be given by one party to any other party, or to any other person shall be given in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party as follows:

      (a)  To the Corporation at:  999 Barton  Street,  Stoney Creek, ON L8E 5H4
                                               Fax (905) 643-1442

      (b)  To the Consultant at:   639 Montego  Cr.,  Burlington,  ON L7N 2Y9
                                               Fax (905) 333-0560

      or at such other address as may be given by such person to the other parties hereto in writing from time to time.

      All such Notices shall be deemed to have been received when delivered or transmitted, or, if mailed, 48 hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall



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      have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 48 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery or by facsimile transmission.

6.2 ADDITIONAL CONDITIONS. The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

6.3 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

6.4 TIME OF THE ESSENCE. Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

6.5 ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof and may not be amended or modified in any respect except by written instrument signed by the parties hereto. Any schedules referred to herein are incorporated herein by reference and form part of the Agreement.

6.6 ENUREMENT. This Agreement shall enure to the benefit of and be binding upon the parties and their respective legal personal representatives, heirs, executors, administrators or successors.

6.7 ASSIGNMENT. This Agreement is personal to the Consultant and may not be assigned by the Consultant without the consent of the Corporation.

6.8 CURRENCY. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the lawful money of Canada.

6.9 HEADINGS FOR CONVENIENCE ONLY. The division of this Agreement into articles and sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

6.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and each of the parties hereto agrees irrevocably to conform to the non-exclusive jurisdiction of the Courts of such Province.

6.11 GENDER. In this Agreement, words importing the singular number shall include the plural and vice versa, and words importing the use of any gender shall include the masculine, feminine and neuter genders and the word "person" shall include an individual, a trust, a partnership, a body corporate, an association or other incorporated or unincorporated organization or entity.

6.12 CALCULATION OF TIME. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in


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      calculating such period shall be excluded. If the last day of such period is not a Business Day, then the time period in question shall end on the first business day following such non-business day.

6.13 LEGISLATION REFERENCES. Any references in this Agreement to any law, by-law, rule, regulation, order or act of any government, governmental body or other regulatory body shall be construed as a reference thereto as amended or re-enacted from time to time or as a reference to any successor thereto.

6.14 SEVERABILITY. If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portion thereof shall be severed from the remainder of this Agreement.

6.15 TRANSMISSION BY FACSIMILE. The parties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.


      IN WITNESS WHEREOF the parties have duly executed this Consulting Agreement as of the 15th day of May, 2000.


                                          /s/ WARREN ARSENEAU
                                          --------------------------------
                                          Flat Rock Management
                                          Warren Arseneau, President


                                          /s/ ROBERT STIKEMAN
                                          --------------------------------
                                          RTICA Inc.
                                          Robert Stikeman, Director



                                          /s/ MICHAEL BOYD
                                          --------------------------------
                                          Inzeco Holdings Inc.
                                          Michael Boyd, Director